497(d)

                               FT 261

       LEHMAN BROTHERS 10 UNCOMMON VALUES TRUST 1998 PORTFOLIO

         Supplement to the Prospectus dated July 21, 1998

Notwithstanding anything to the contrary in the Prospectus, the maximum sales charge assessed on Units shall be 1.4% of the Public Offering Price (equivalent to 1.420% of the net amount invested) during both the primary and secondary markets. In addition, sales will be made to dealers and others at prices which represent a concession or agency commission of 1.0% of the Public Offering Price for primary and secondary market sales.

September 21, 1998